UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

First Horizon National Corporation
(Exact name of registrant as specified in its charter)

TN	001-15185	62-0803242
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

165 Madison Avenue Memphis, TN	38103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

          Upon the issuance of the Non-Cumulative Perpetual Preferred Stock, Series A, liquidation preference $100,000 per share (the “Series A Preferred Stock”), of First Horizon National Corporation (the “Company”) on January 31, 2013, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series A Preferred Stock. The terms of the Series A Preferred Stock, including such restrictions, are more fully described in the Articles of Amendment (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On January 29, 2013, the Company filed the Articles of Amendment (the “Articles of Amendment”) to its Restated Charter with the Secretary of State of the State of Tennessee, establishing the preferences, limitations and relative rights of the Series A Preferred Stock. The Articles of Amendment became effective upon filing, and a copy is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

          On January 31, 2013, the Company completed the sale of 4,000,000 depositary shares (the “Depositary Shares”), each representing a 1/4,000th interest in a share of Series A Preferred Stock, pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated January 24, 2013, between the Company, on the one hand, and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., and Goldman, Sachs & Co., as representatives of the several underwriters listed therein, on the other hand. The offering and sale of the Depositary Shares was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-186171) filed with the Securities and Exchange Commission.

          A copy of the Underwriting Agreement is filed as Exhibit 1.1 and is incorporated by reference herein.

          The Deposit Agreement, dated as of January 31, 2013, by and among the Company, Wells Fargo Bank, National Association, as depositary, and the holders from time to time of the depositary receipts described therein, is filed as Exhibit 4.1 and is incorporated by reference herein. The form of certificate representing the Series A Preferred Stock is filed as Exhibit 4.2 and is incorporated by reference herein. The form of depositary receipt representing the Depositary Shares is filed as Exhibit 4.3 and is incorporated by reference herein.

          A copy of the opinion and consent of Charles T. Tuggle, Jr., Executive Vice President and General Counsel of the Company, as to the validity of the Series A Preferred Stock is filed as Exhibit 5.1, and a copy of the opinion and consent of Sullivan & Cromwell LLP as to the validity of the depositary receipts representing the Depositary Shares is filed as Exhibit 5.2.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit #	Description

1.1

Underwriting Agreement, dated January 24, 2010, between the Company, on the one hand, and, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters listed therein, on the other hand, relating to the purchase of the Depositary Shares.

3.1	Articles of Amendment of the Restated Charter of the Company, related to the Series A Preferred Stock.

4.1

Deposit Agreement, dated as of January 31, 2013, by and among the Company, Wells Fargo Bank, National Association, as depositary, and the holders from time to time of depositary receipts described therein.

4.2	Form of certificate representing the Series A Preferred Stock.

4.3	Form of depositary receipt representing the Depositary Shares (included in Exhibit 4.1).

5.1	Opinion of Charles T. Tuggle, Jr.

5.2	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Charles T. Tuggle, Jr. (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

By:	/s/ William C. Losch III

Name:	William C. Losch III
Title:	Executive Vice President and Chief Financial Officer

Date: January 31, 2013

EXHIBIT INDEX

1.1

Underwriting Agreement, dated January 24, 2010, between the Company, on the one hand, and, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters listed therein, on the other hand, relating to the purchase of the Depositary Shares.

3.1	Articles of Amendment of the Restated Charter of the Company, related to the Series A Preferred Stock.

4.1

Deposit Agreement, dated as of January 31, 2013, by and among the Company, Wells Fargo Bank, National Association, as depositary, and the holders from time to time of depositary receipts described therein.

4.2	Form of certificate representing the Series A Preferred Stock.

4.3	Form of depositary receipt representing the Depositary Shares (included in Exhibit 4.1).

5.1	Opinion of Charles T. Tuggle, Jr.

5.2	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Charles T. Tuggle, Jr. (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).